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                                                                    Exhibit 10.8

                                                         CUSIP No.: 693758 AD 6

                      PACIFIC AEROSPACE & ELECTRONICS, INC.


                       5.0% SENIOR SECURED NOTES DUE 2007


        FOR VALUE RECEIVED, the undersigned, PACIFIC AEROSPACE & ELECTRONICS, INC., a corporation organized under the laws of the State of Washington (the "Company"), hereby unconditionally promises to pay to the order of JEFFERIES & COMPANY, INC. or its registered assigns, the principal amount of THIRTY-SIX MILLION UNITED STATES DOLLARS ($36,000,000.00) (the "Principal Amount").

        Interest Payment Dates: May 1 and November 1


        Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.


THIS NOTE IS BEING ISSUED WITH "ORIGINAL ISSUE DISCOUNT" AS SUCH TERM IS DEFINED UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. FOR INFORMATION REGARDING THE ORIGINAL ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT AND THE YIELD TO MATURITY WITH RESPECT TO THE NOTES, A HOLDER OF A NOTE MAY CONTACT THE PRESIDENT OR THE CHIEF FINANCIAL OFFICER OF PACIFIC AEROSPACE & ELECTRONICS, INC., 430 OLDS STATION ROAD, WENATCHEE, WASHINGTON 98801.


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), AND (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO THE DATE THAT IS TWO YEARS



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(OR SUCH OTHER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(k) AS
PERMITTING RESALES BY NON-AFFILIATES OF RESTRICTED SECURITIES WITHOUT RESTRICTION OR AS MAY BE REQUIRED BY APPLICABLE LAW) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE
144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR IN OFFSHORE TRANSACTIONS AND WITHOUT DIRECTED SELLING EFFORTS WITHIN THE MEANINGS OF SUCH TERMS AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPH
(A)(1), (2) (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT THAT SUCH SALE, ASSIGNMENT OR OTHER TRANSFER IS BEING MADE IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER APPLICABLE JURISDICTION. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.



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        IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officer.


                                     PACIFIC AEROSPACE & ELECTRONICS, INC.



                                     By: /s/ Donald A. Wright
                                        --------------------------------------
                                     Name:   Donald A. Wright
                                     Title:  Chief Executive Officer
                                             and President


Dated: March 25, 2002




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                              (REVERSE OF SECURITY)


                       5.0% Senior Secured Notes Due 2007

        1. Interest. PACIFIC AEROSPACE & ELECTRONICS, INC., a corporation organized under the laws of the State of Washington (the "Company"), promises to pay interest on the Principal Amount of this Note at the rate per annum shown above.


        Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from March 25, 2002. Interest will accrue from the date of issuance of the Note at a rate of 5.0% per annum on the outstanding Principal Amount and will be payable in cash semi-annually in arrears on each Interest Payment Date, commencing May 1, 2002. Cash interest will be computed on the basis of a year of 360 days, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. The Company shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate borne by the Notes plus 3.0% per annum, to the extent lawful.

        2. Method of Payment. The Company shall pay interest on the Notes or on additional interest, if any, in respect of the Notes to the Persons who are the registered Holders thereof. Holders must surrender Notes to the Company to collect principal payments. The Company shall pay principal and interest in Dollars in the times and manner set forth in the Note Purchase Agreement.

        3. Note Purchase Agreement. The Company issued the Notes pursuant to a Note Purchase Agreement, dated as of March 19, 2002 (the "Note Purchase Agreement"), among the Company, the Initial Purchaser and First Union National Bank, as Collateral Agent (the "Collateral Agent"). This Note is one of a duly authorized issue of Notes of the Company designated as its 5.0% Senior Secured Notes due 2007. The Notes are limited to $36,000,000 in aggregate principal amount, except as otherwise provided in the Note Purchase Agreement. The initial Accreted Principal Amount of the Notes will be $22,000,000; therefore, the "Original Issue Discount" is $14,000,000. "Accreted Principal Amount" of any Note, at any date, shall equal the (i) the Original Issue Price of such Note plus (ii) the accrued amortization of the Original Issue Discount attributable ratably on a daily basis, using a daily level yield, to the period from and including the Closing Date to (but excluding) the Maturity Date. The Notes will mature on May 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Note Purchase Agreement. The terms of the Notes include those stated in the Note Purchase Agreement. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Note Purchase Agreement for a statement of them. The Notes are senior secured obligations of the Company.



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        4. Optional Prepayment. The Company may prepay, in whole or in part, at any time and from time to time, the outstanding Accreted Principal Amount of the Notes at the prices (expressed as percentages of the Accreted Principal Amount of the Notes on the date of such prepayment) corresponding to the relevant period set forth in the table below, plus accrued and unpaid interest thereon to the applicable prepayment date:


                                                       Premium to Accreted
                    Period                              Principal Amount
        --------------------------------               -------------------
        Closing Date - November 30, 2002                     104.0%

        December 1, 2002 - November 30, 2003                 103.0%

        December 1, 2003 - November 30, 2004                 102.0%

        December 1, 2004 - Maturity Date                     100.0%


        5. Notice of Optional Prepayment. Notice of optional prepayment will be mailed at least 10 days but not more than 30 days before the Business Day fixed for such prepayment to each Holder of Notes to be redeemed at such Holder's registered address.

        6. Mandatory Prepayment of the Notes. Section 7.1 of the Note Purchase Agreement provides that, after certain Asset Dispositions, after certain sales or issuances of Capital Stock or Stock Equivalents by the Company or any of its Subsidiaries and upon the receipt of the proceeds of any insurance required to be maintained pursuant to the Note Purchase Agreement, subject to further limitations contained therein, the Company will prepay certain amounts of the Notes in accordance with the procedures set forth in the Note Purchase Agreement.

        The Notes are not entitled to the benefit of any sinking fund.

        7. Offers to Purchase. Section 7.3 of the Note Purchase Agreement provides, that upon the occurrence of a Change of Control and with 100% of the Excess Cash Flow in each year in which the Notes are outstanding, subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Note Purchase Agreement.



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        8. Denominations; Transfer; Exchange. The Notes are in registered form.
A Holder shall register the transfer of or exchange Notes in accordance with the Note Purchase Agreement. The Company may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Note Purchase Agreement.

        9. Persons Deemed Owners. The registered Holder of a Note shall be treated as the owner of it for all purposes.

        10. Amendment; Supplement; Waiver. Subject to certain exceptions set forth in the Note Purchase Agreement, the Note Purchase Agreement or the Notes may be amended or supplemented with the written consent of the Company and the Required Holders, and any past Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Required Holders.

        11. Restrictive Covenants. The Note Purchase Agreement imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Debt, make payments in respect of its Capital Stock or certain Debt, make certain Investments, incur Liens, enter into transactions with Affiliates, merge or consolidate with any other Person, and complete certain Asset Dispositions. Such limitations are subject to a number of important qualifications and exceptions.

        12. Defaults and Remedies. If an Event of Default occurs and is continuing, the Required Holders may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Note Purchase Agreement. Holders of Notes may not enforce the Note Purchase Agreement or the Notes except as provided in the Note Purchase Agreement.

        13. Collateral Agent Dealings with Company. The Collateral Agent under the Note Purchase Agreement, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Collateral Agent.

        14. Governing Law. This Note and the Note Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws (other than Section 5-1401 of the New York General Obligations Law).

        15. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.



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        16. Note Purchase Agreement. Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Note Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

        The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Note Purchase Agreement. Requests may be made to: Pacific Aerospace & Electronics, Inc., 430 Olds Station Road, Wenatchee, Washington 98801, Attention: President or Chief Financial Officer.



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                                 ASSIGNMENT FORM


        If you the Holder want to assign this Note, fill in and sign the form below:

I or we assign and transfer this Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ___________________________ , agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated: __________________                Signed:________________________________



                                         NOTICE: The signature to any
                                         endorsement hereon must correspond with
                                         the name as written upon the face of
                                         the Note in every particular, without
                                         alteration or enlargement or any change
                                         whatever.

                                         If the endorsement be executed by an
                                         attorney, executor, administrator,
                                         trustee or guardian, the person
                                         executing the endorsement must give his
                                         full title in such capacity and proper
                                         evidence of authority to act in such
                                         capacity, if not on file with the Note,
                                         must be forwarded with this Note.

                                         (Sign exactly as your name appears on
                                         the other side of this Note)



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                      [OPTION OF HOLDER TO ELECT PURCHASE]


        If you want to elect to have this Note purchased by the Company pursuant to Section 7.3(a) or 7.3(b) of the Note Purchase Agreement, check the appropriate box:

        Section 7.3(a) [    ]


        Section 7.3(b) [    ]


        If you want to elect to have only part of this Note purchased by the Company pursuant to Section 7.3(a) or 7.3(b) of the Note Purchase Agreement, state the amount you elect to have purchased:


        $_____________________


        Dated:________________               _____________________


        NOTICE: The signature to any endorsement hereon must correspond with the name as written upon the face of the Note in every particular, without alteration or enlargement or any change whatever.

                                         If the endorsement be executed by an
                                         attorney, executor, administrator,
                                         trustee or guardian, the person
                                         executing the endorsement must give his
                                         full title in such capacity and proper
                                         evidence of authority to act in such
                                         capacity, if not on file with the Note,
                                         must be forwarded with this Note.



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